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                                                                   EXHIBIT 10.24


                            THE TENERE GROUP, INC.

                               AMENDMENT NO. 1
                                      TO
                             EMPLOYMENT AGREEMENT

        This Amendment No. 1 to Employment Agreement ("Amendment") has been entered into as of this 28th day of February, 1997, by and between The Tenere Group, Inc., a Missouri corporation ("Company"), and Clinton R. Stepp, an individual ("Executive").

                                   RECITALS

        WHEREAS, the Company and the Executive are parties to that certain Employment Agreement, dated as of May 6, 1996 (the "Agreement"); and

        WHEREAS, the Company and the Executive wish to amend the terms of the Agreement to extend the initial Employment Period under the Agreement from May 6, 1999 to May 6, 2000;

        NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. AMENDMENT OF SECTION 1.1(g). Section 1.1(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

            1.1(g) "EMPLOYMENT PERIOD" means the period beginning on the
                   Effective Date and ending on the later of (i) May 6, 2000, or (ii) May 6 of any succeeding fiscal year during which notice is given by either party (as described in Section 1.1(j)) of such party's intent to renew this Agreement.

        2. AMENDMENT OF SECTION 1.1(j). Section 1.1(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

            1.1(j) "TERM" means the period that begins on the Effective Date and ends on the earlier of: (i) the Date of Termination as defined in Section 3.6, or (ii) the close of business on the later of May 6, 2000 or May 6 of any renewed term as set forth in Section 2.1 of this Agreement.

        3. EFFECTIVENESS; LIMITED EFFECT. The amendments contained in Sections 1 and 2 hereof shall be effective as of the date of the execution of this Amendment by the Company and the Executive. Except as amended hereby, terms and conditions of the Agreement shall continue in full force and effect and shall be interpreted in light of the amendments contained herein.

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        IN WITNESS WHEREOF, the Executive and the Company, pursuant to the authorization from its Board of Directors, have caused this Amendment to be executed in its name on its behalf, all as of the day and year first above written.


                                                EXECUTIVE



                                                Clifton R. Stepp
                                                -----------------------------
                                                Clifton R. Stepp



                                                THE TENERE GROUP, INC.


                                                By:  Raymond A. Christy
                                                   --------------------------
                                                Name:  Raymond A. Christy
                                                       ----------------------
                                                Title: President
                                                       ----------------------



ATTEST:  Michael D. Hoeman, M.D.
         -----------------------
         Michael D. Hoeman, M.D.
         Secretary


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